UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 12, 2018
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
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DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042
(Address of principal executive offices) (Zip code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2018, Wesley G. Bush, Chairman and Chief Executive Officer, notified Northrop Grumman Corporation (the “Company”) that he will step down from his position as Chief Executive Officer effective January 1, 2019, and he will retire from his position as Chairman on July 31, 2019.

On July 12, 2018, the Board of Directors of the Company elected Kathy J. Warden, President and Chief Operating Officer, to the Board of Directors effective July 12, 2018. The Board of Directors of the Company elected Ms. Warden to the position of Chief Executive Officer and President effective January 1, 2019. Ms. Warden, age 47, who has been employed by the Company since 2008, has held the position of President and Chief Operating Officer since January 1, 2018. Previously Ms. Warden served as Corporate Vice President and President, Mission Systems (January 2016 to December 2017) and Corporate Vice President and President, Information Systems (January 2013 to December 2015).

On July 12, 2018, the Board of Directors also approved an increase in the size of the Board from 12 members to 13 members effective immediately.

Mr. Bush and Ms. Warden will continue at this time to receive salary, bonus and equity awards, and to participate in other benefit and compensation plans, consistent with their current compensation arrangements. The Company has not yet entered into any new compensatory arrangements for Mr. Bush or Ms. Warden for 2019.

A copy of the Company’s press release announcing these officer changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release ("Northrop Grumman Announces CEO Transition"), dated July 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary

Date: July 12, 2018

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